                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12
                        ALLOY STEEL INTERNATIONAL, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------------
Notes:
Reg. (S) 240.14a-101.
SEC 1913 (3-99)

                        ALLOY STEEL INTERNATIONAL INC.

     42 MERCANTILE WAY MALAGA WESTERN AUSTRALIA 6090      (61) 8 9248 3188

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 TO BE HELD ON

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Alloy Steel International Inc. (the "Company") will be held at Conference Room: Alloy Steel International Inc, 42 Mercantile Way MALAGA, Western Australia on Tuesday, 4/th/ June 2002, at 10:00am (the "Meeting"), for the following purposes:

      1) To elect two (2) Directors to serve for the ensuing year until their successors are elected and have been qualified.

      2) To ratify the appointment of Rothstein Kass & Company, Certified Public Accountants PC as the public accountants for the Company's prior fiscal year and for the fiscal year ending September 30, 2002.

      3) To ratify and approve the Board of Directors' resolution to increase the authorised number of stock options under the Company's 2000 Stock Option Plan from 500,000 share to 2,000,000 shares.

      4) Such other business as may be properly brought before the meeting or any adjournments thereof.

   Only those shareholders who were shareholders of record at the close of business on May 10, 2002 will be entitled to notice of, and to vote at the Meeting or any adjournment thereof. If a shareholder does not return a signed proxy card or does not attend the Annual Meeting and vote in person, the shares will not be voted. Shareholders are urged to mark the boxes on the proxy card to indicate how their shares are to be voted. If a shareholder returns a signed proxy card but does not mark the boxes, the shares represented by the proxy card will be voted as recommended by the Board of Directors. The Company's Board of Directors solicits proxies so each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting.

                                   IMPORTANT

   Whether or not you expect to be present at the meeting, please mark, date and sign the enclosed proxy and return it in the envelope which has been provided. In the event you are able to attend the meeting, you may revoke your proxy and vote your shares in person.

7/th/ MAY 2002
                                          By order of the Board of Directors
MALAGA WESTERN AUSTRALIA

                                          Alan C Winduss
                                          Chief Financial Officer

                        ALLOY STEEL INTERNATIONAL INC.

                            PROXY STATEMENT FOR THE
                        ANNUAL MEETING OF STOCKHOLDERS
                              TO BE HELD ON 2002

   This Proxy Statement and the accompanying proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of Alloy Steel International Inc. ("ASI" or the "Company") for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Conference Room: Alloy Steel International Inc, 42 Mercantile Way MALAGA, Western Australia on Tuesday, 4/th/ June 2002, at 10:00am and any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. All stockholders are encouraged to attend the Annual Meeting. Your proxy is requested, whether or not you attend in order to assure maximum participation and to expedite the proceedings.

   At the Annual Meeting, stockholders will be requested to act upon the matters set forth in this Proxy Statement. If you are not present at the meeting, your shares can be voted only when represented by proxy. The shares represented by your proxy will be voted in accordance with your instructions if the proxy is properly signed and returned to the Company before the Annual Meeting. You may revoke your proxy at any time prior to its being voted at the Annual Meeting by delivering a new duly executed proxy with a later date or by delivering written notice of revocation to the Secretary of the Company prior to the day of the Annual Meeting, or by appearing and voting in person at the Annual Meeting. It is anticipated that this Proxy Statement and accompanying proxy will first be mailed to the Company's stockholders on or about May 17, 2002. The Company's Annual Report to the stockholders on Form 10-KSB, filed electronically (EDGAR System) with the Securities and Exchange Commission in respect of the Fiscal Year ended 30 September 2001 is also enclosed and should be read in conjunction with the matters set forth herein. The expenses incidental to the preparation and mailing of the proxy material are being paid by the Company. No solicitation is planned beyond the mailing of this proxy material to stockholders.

   Abstentions and broker non-votes will be counted toward determining whether a quorum is present.

   The principal executive office of the Company is located at 42 Mercantile Way, MALAGA WESTERN AUSTRALIA 6090. The telephone number is (61) 8 9248 3188

OUTSTANDING SHARES AND VOTING RIGHTS

   The only security entitled to vote at the Annual Meeting is the Company's common stock. The Board of Directors, pursuant to the By-Laws of the Company has fixed May 10, 2002 at the close of business, as the record date of the determination of Stockholders entitled to notice of, and to vote at the Annual Meeting or any adjournment or adjournments thereof. At May 7, 2002 there were 17,050,000 shares of the common stock outstanding and entitled to be voted at the Annual Meeting. Each share of common stock is entitled to one vote at the Annual Meeting. At all meetings of the stockholders the holders of a majority of the shares of the Corporation issued and outstanding and entitled to vote thereat shall be present in person or by proxy to constitute a quorum for the transaction of the business, except as otherwise provided by statute. In the absence of a quorum, the holders of the majority of the shares of stock present in person or by proxy and entitled to vote may adjourn the meeting from time to time. In accordance with the Articles of Incorporation of the Company, provided a quorum of issued and outstanding shares entitled to vote are present in person or by proxy, a majority vote in favour of a proposal is required for approval of an agenda item.

PROPOSAL 1:  ELECTION OF DIRECTORS

   The Board of Directors of the Company proposes that the Company's current directors standing for re-election be elected and serve until the next Annual Meeting of the Stockholders and continuing until their successors are elected and qualified. Unless authority is withheld on the proxy it is the intention of the proxy holder to vote for the persons standing for election named below.
   Certain information concerning the directors, nominees, and executive officers of the Company is set forth in the following table and in the paragraphs following. Information regarding each such director's and executive officer's ownership of voting securities of the Company appears as "Securities Ownership of Certain Beneficial Owners and Management" below

               Name              Current Position With Company Director Since
               ----              ----------------------------- --------------
   Gene Kostecki................ Chairman / Chief Executive
                                 Officer                         June 2000
   Alan C Winduss............... Director / Chief Financial
                                 Officer                         June 2000

INDIVIDUALS STANDING FOR ELECTION

   Gene Kostecki has served as our chief Executive Officer, President, and Director since June 2000. From July 1997 to the present, Mr Kostecki served as the Chief Executive Officer and Director of Arcoplate, Inc. and Arcoplate Holdings (UK) PLC. From July 1995 to July 1997 Mr Kostecki served as Managing Director of the Collier Unit Trust, an engineering business and distributor based in Western Australia.

   Alan Charles Winduss has served as our Chief Financial Officer, Vice President and Director since June 2000. From July 1997 to the present, Mr Winduss served as the Chief Financial Officer and Director of Arcoplate, Inc. and Arcoplate Holdings (UK) PLC. From July 1979 to the present Mr Winduss has served as the senior principal of Winduss & Cook, an Accounting firm in Western Australia, which specialises in commercial accounting, corporate finance and management.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

   During the fiscal year ended September 30, 2001 there was three meeting of the Board of Directors, of which all Directors attended. The Company presently does not have an audit or compensation committees, but intends to appoint committees in the coming fiscal year.

COMPENSATION OF DIRECTORS AND OFFICERS

   The following table sets forth the compensation for each of the two (2) fiscal years earned by the Chief Executive officer and each of the most highly compensated executive officers for the fiscal year ended September 30, 2001 (the "Named Executives")

                               Name              Year Salary
                               ----              ---- -------
                   Gene Kostecki................ 2001 150,000
                   Chief Executive Officer,
                     Director................... 2000 150,000
                   Alan Winduss................. 2001  80,000
                   Chief Financial Officer,
                     Director................... 2000  80,000

   No other remuneration was paid to the abovementioned

OPTION GRANTS DURING FISCAL YEAR 2001

   There were no options grants during the fiscal year 2001 and at the end of the fiscal year there were no options on issue.

COMPENSATION PLANS

  Stock Options

   In May 2000, we adopted the 2000 Stock Option Plan. The purpose of the plan is to enable us to attract, retain and motivate key employees, directors and consultants by providing them with stock options. Options granted under the plan may be either incentive stock options, as defined in Section 422A of the Internal Revenue Code of 1986, or non-qualified stock options. We have reserved 500,000 shares of common stock for issuance under the plan. As of the date of May 7, 2002 no options have been granted pursuant to the plan.

   Our Board of Directors will administer the plan. Our Board has the power to determine the terms of any options granted under the plan, including the exercise price, the number of shares subject to the option, and the conditions of exercise. Options granted under the plan are generally not transferable, and each option is generally exercisable during the lifetime of the holder only by the holder. The exercise price of all incentive stock options granted under the plan must be at least equal to the fair market value of the shares common stock on the date of the grant. With respect to any participant who owns stock possessing more than 10% of the voting power of all classes of our stock, the exercise price of any incentive stock option granted must be equal to at least 110% of the fair market value on the grant date. Our Board of Directors approves the terms of each option. These terms are reflected in a written stock option agreement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   In October 2000, we acquired from Gene Kostecki and Alan Winduss, the right to utilise and commercially exploit the 3D Pipe Cladder process in exchange for an aggregate of 3,413,750 shares of common stock. In October 2000, we acquired from the Collier Unit Trust, certain mill and office equipment assets relating to the manufacture, sale and distribution of Arcoplate in exchange for 1,250,000 shares of common stock. Mr Kostecki and family associates control the Collier Unit Trust.

   In October 2000, we entered into a five year employment agreement with Gene Kostecki, our President and Chief Executive Officer and Alan Winduss our Chief Financial Officer which provide for annual salaries of $150,000 and $80,000 respectively.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

   Under the securities laws of the United States, the Company's directors, executive officers, and any persons holding more than ten percent of the Company's common stock are required to report their initial ownership of the Company's common stock and any subsequent changes in their ownership to the Securities and Exchange Commission. Specific due dates have been established by the Commission, and the Company is required to disclose in this Proxy Statement any failure to file by those dates. Based upon (I) the copies of the section 16(a) reports that the Company received from such persons for their 2000 fiscal year transactions and (II) the written representations received from one or more of such persons that no annual Form 5 reports were required to be filed for them for the 2000 fiscal year, the Company believes that there has been compliance with all Section 16(a) filing requirements applicable to such officers, directors and ten percent beneficial owners for such fiscal year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

   The following table sets forth, to the best knowledge of the Company, as of May 7, 2002 certain information with respect to (1) beneficial owners more than five percent (5%) of the outstanding common stock of the

Company, (2) beneficial ownership of shares of the Company's common stock by each director and named executive; and (3) beneficial ownership of shares of common stock of the Company by all directors and officers as a group.

   Unless otherwise noted, all shares are beneficially owned and the sole voting in investment power is held by the persons/entities indicated.

   Based upon the aggregate of all shares of common stock issued and outstanding as of October 1,2001 in addition to share issuable upon exercise of options or warrants currently exercisable or becoming exercisable within 60 days and which are held by the individuals named on the table.

      Name of         Shares of   Options / Total Beneficial % of Common Stock
  Beneficial Owner   Common Stock   Other      Ownership        Outstanding
  ----------------   ------------ --------- ---------------- -----------------
 Gene Kostecki
 18 Newton St Morley
   Western Australia
   6062.............  10,598,000     --        10,598,000          62.5%

 Alan C Winduss
 102 Stanley St
   Scarborough
   Western Australia
   6019.............   1,893,250     --         1,893,250          11.2%

 David Gonzalez
 1000 Stuyvesant Ave
   New Jersey USA...      50,000     --            50,000              *
--------
1) The number of shares of common stock beneficially owned by Mr Kostecki includes (i) 4,760,000 shares issued to Kenside Investments Ltd, (ii) 1,250,000 shares issued to the Collier Unit Trust and (iii) 937,500 shares issued to Ames Nominees Pty Ltd.
2) The number of shares of common stock beneficially owned by Mr Winduss includes (i) 500,000 shares issued to Chartreuse Nominees Pty Ltd, (ii) 90,000 shares issued to Ragstar Investments Ltd and (iii) 312,500 shares issued to Alan Winduss Pty Ltd.
*  Less than 1%

   Computed on the basis of 17,050,000 shares of common stock outstanding.

PROPOSAL 1: THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE TWO (2) NOMINATED DIRECTORS

PROPOSAL 2:  RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

   The Board of Directors has selected Rothstein Kass & Company, Certified Public Accountants P.C as the Company's independent auditors for the fiscal year ended September 2002. At its board meeting on January 16, 2002 the Board of Directors engaged Rothstein Kass & Company, Certified Public Accountants P.C as the Company's independent auditors for the fiscal year ended September 2001. On January 16, 2002 the accounting firm HJ & Associates LLC was dismissed as the Company's independent auditors. There were no disagreements on matters of accounting principles and practices, financial disclosure, and reportable events between the Company and HJ & Associates LLC prior to the forgoing and subsequent interim periods preceding such dismissal. The reports on the financial statements prepared by HJ & Associates LLC contained not adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Representatives of Rothstein Kass & Company are expected to be present at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS.

PROPOSAL 3: RATIFICATION OF THE RESOLUTION TO INCRESE THE AUTHORISED NUMBER OF STOCK OPTIONS UNDER THE COMPANY'S 2000 STOCK OPTION PLAN.

   The Board of Directors has resolved to increase the authorised number of stock options under the Company's Stock Option Plan from 500,000 to 2,000,000 option shares. The increase in authorised shares available under the 2000 Stock Option Plan is necessary for the continued granting of options awards to employees in the form of stock options, and other related or non-restricted stock awards. The Board of Directors believes that the increase in authorised shares is necessary so that the Company can continue to provide its employees and consultants with incentive compensation opportunities, which are highly motivational. The Board further believes that the flexibility of the incentive awards provided for by the 2000 Stock Option Plan will enhance the effectiveness and cost efficiency of the Company's management incentive programme and is in the best interest of the shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" AN INCREASE IN THE AUTHORISED NUMBER OF OPTIONS UNDER THE COMPANY'S 2000 STOCK OPTION PLAN FROM 500,000 TO 2,000,000.

DEADLINE FOR SUBMITTING STOCKHOLDERS PROPOSALS

   Rules of the Securities and Exchange Commission require that any proposal by a stockholder must be received by the Company for consideration at the 2002 Annual Meeting of Stockholders no later than June 30, 2002 if any such proposal is to be eligible for inclusion in the Company's Proxy materials for 2002 Annual Meeting. Under such rules the Company is not required to include stockholders proposals in its proxy materials unless certain other conditions specified in such rules are met.

OTHER MATTERS

   Management of the Company is not aware of any other matters to be presented for action at the Annual Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders and referred to in this proxy.

COMMON STOCK PERFORMANCE

   As part of the executive compensation information presented in the Proxy Statement, the Securities and Exchange Commission require a five year comparison of stock performance of the Company with the stock performance of appropriate smaller companies. The Company has selected the NASDAQ Composite Index (US) for the S&P 500 Mining & Minerals Index for stock performance comparison. The chart reflects the NASDAQ index from the period from which the Company's stock commenced trading.

  Performance Table

   The table depicted below shows the Company's stock price as an index assuming $100 invested August 28, 2001 along with the composite prices of companies listed in the NASDAQ Stock Market (Composite) Index and the S&P 500 Minerals & Mining Index.

                 COMPARISION OF CUMULATIVE TOTAL RETURN AMONG
                        ALLOY STEEL INTERNATIONAL INC,
             THE NASDAQ COMPOSITE S&P 500 MINERALS & MINING INDEX

             Date         NASCOMP   S&P 500 Minerals & Mining AYSI
             ----       ----------- ------------------------- ----
             28/08/2001         100                100        100
             28/09/2001 80.36547309        85.60530014        400

Note

   * $100 invested on in company stock or on comparison stock index including reinvestment of dividends. Fiscal year ending September 30, 2001. Period is only from August 28, 2001 to September 30, 2001; the period in the fiscal year the shares were quoted.

   The Stock Price Performance Graph above shall not be deemed incorporated by reference of a general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

VOTING PROCEEDURE

   Under Delaware Law, each holder of record is entitled to vote the number of shares owned by the shareholder for any agenda item. The Company is not aware of any other agenda item to be added to the agenda, as it has not been informed by any stockholder of any request to do so.

   There are no matters on the agenda that involves the rights of appraisal of a stockholder. The Company incorporates by reference all items and matters contained in its Form 10-KSB for the Fiscal Year ended September 30, 2001 as filed with the Securities and Exchange Commission in addition to Form 10-QSB and Form 8-K Reports as filed with the Commission.

                      BY ORDER OF THE BOARD OF DIRECTORS

7/th/ MAY 2002
                                          By order of the Board of Directors
MALAGA WESTERN AUSTRALIA

                                          Alan C Winduss
                                          Chief Financial Officer

                          ALLOY STEEL INTERNATIONAL INC
                            42 MERCANTILE WAY MALAGA
                             WESTERN AUSTRALIA 6090

PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gene Kostecki and Alan Winduss as proxies each with the power to appoint his substitute and hereby authorises them to represent and to vote as designated below all shares of common stock of Alloy Steel International Inc held on record by the undersigned on 10/th/ May 2002 at the Annual Meeting of Stockholders to be held on 4/th/ June 2002 at 10:00 am at 42 Mercantile Way Malaga, WESTERN AUSTRALIA, or any adjournment thereof.

1.   ELECTION OF DIRECTORS NOMINEES: Gene Kostecki and Alan C Winduss

         [_] FOR ALL NOMINEES LISTED  [_] WITHHOLD AUTHORITY

(Except as marked to the vote for all nominees listed contrary below)

(Instruction: To withhold authority to vote for an individual nominee write the name in the space provided below)


2 PROPOSAL TO RATIFY THE APPOINTMENT OF ROTHSTEIN KASS & COMPANY PC AS INDEPENDENT ACCOUNTANTS OF THE CORPORATION

                [_] FOR         [_] AGAINST          [_] ABSTAIN


3 PROPOSAL TO RATIFY AND APPROVE THE BOARD OF DIRECTORS' RESOLUTION TO INCRESE THE AUTHORISED NUMBER OF STOCK OPTIONS UNDER THE COMPANY'S 2000 STOCK OPTION PLAN FROM 500,000 TO 2,000,000 SHARES.

                [_] FOR         [_] AGAINST          [_] ABSTAIN

In their discretion the proxies are authorised to vote upon such other further business as may properly come before the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is provided, this proxy will be voted FOR Proposals 1, 2 and 3.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorised officer. If a Partnership, please sign in partnership name by authorised person.

Dated:______________________________, 2002        Signature


                                                  ______________________________
                                            Name:

Please mark, sign, date and return the proxy card promptly by using the enclosed envelope